EXHIBIT 99.1

NEWS RELEASE

CONTACTS:

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

MAUREEN B. BELLANTONI                      JOHN BOSTJANCIC
EXECUTIVE VICE PRESIDENT                   VICE PRESIDENT, CORPORATE DEVELOPMENT
AND CHIEF FINANCIAL OFFICER                AND INVESTOR RELATIONS
(609) 936-6822                             (609) 936-2239
maureen.bellantoni@integra-ls.com          jbostjancic@integra-ls.com


               INTEGRA LIFESCIENCES REPORTS 2006 FINANCIAL RESULTS

         REVENUES FOR THE FOURTH QUARTER INCREASE 72% TO $125.4 MILLION

PLAINSBORO, NEW JERSEY, FEBRUARY 28, 2007 - INTEGRA LIFESCIENCES HOLDINGS CORPORATION (NASDAQ: IART) TODAY REPORTED ITS FINANCIAL RESULTS FOR THE FOURTH QUARTER ENDING DECEMBER 31, 2006. TOTAL REVENUES IN THE FOURTH QUARTER OF 2006 WERE $125.4 MILLION, REFLECTING AN INCREASE OF $52.4 MILLION, OR 72%, OVER THE FOURTH QUARTER OF 2005. REVENUES FROM PRODUCTS ACQUIRED IN 2006 WERE $35.6 MILLION FOR THE QUARTER.

THE COMPANY REPORTED GAAP NET INCOME OF $10.1 MILLION, OR $0.34 PER DILUTED SHARE, FOR THE FOURTH QUARTER OF 2006, COMPARED TO GAAP NET INCOME OF $10.6 MILLION, OR $0.33 PER DILUTED SHARE, IN THE FOURTH QUARTER OF 2005. REPORTED EARNINGS FOR THE FOURTH QUARTER OF 2006 INCLUDED $3.8 MILLION OF SHARE-BASED COMPENSATION EXPENSE RELATED TO THE IMPLEMENTATION OF SFAS 123R SHARE-BASED PAYMENT IN JANUARY 2006. REPORTED EARNINGS FOR THE FOURTH QUARTER OF 2005 DO NOT REFLECT THE IMPACT OF SHARE-BASED COMPENSATION EXPENSE.

"WE ACHIEVED RECORD REVENUES IN THE FOURTH QUARTER THROUGH STRONG GROWTH IN OUR EXISTING PRODUCT LINES AND ACQUIRED PRODUCT SALES," SAID STUART M. ESSIG, INTEGRA'S PRESIDENT AND CHIEF EXECUTIVE OFFICER. "DURING THE QUARTER, WE ALSO COMPLETED THE INTEGRATION OF KINETIKOS MEDICAL, INC. (KMI) INTO OUR INTEGRA EXTREMITY RECONSTRUCTION SALES CHANNEL, INITIATED THE PIVOTAL UNITED STATES CLINICAL TRIAL FOR OUR DURAGEN PLUS(R) ADHESION BARRIER MATRIX -- THE LARGEST CLINICAL STUDY UNDERTAKEN BY INTEGRA IN ITS HISTORY -- AND LAUNCHED A SALES ORGANIZATION DEVOTED TO PRODUCTS FOR SPINE SURGERY."

TOTAL REVENUES FOR THE YEAR ENDED DECEMBER 31, 2006 WERE $419.3 MILLION, REFLECTING AN INCREASE OF $141.4 MILLION, OR 51%, OVER 2005. REVENUES FROM PRODUCTS ACQUIRED IN 2006 WERE $98.1 MILLION FOR THE YEAR ENDED DECEMBER 31, 2006. THE COMPANY REPORTED NET INCOME OF $29.4 MILLION, OR $0.97 PER DILUTED SHARE, FOR THE FULL YEAR 2006, COMPARED TO NET INCOME OF $37.2 MILLION, OR $1.15 PER DILUTED SHARE IN 2005.

INTEGRA GENERATED $20.9 MILLION IN CASH FLOWS FROM OPERATIONS IN THE FOURTH QUARTER OF 2006 AND $71.7 MILLION IN ALL OF 2006.

"ONE OF OUR OBJECTIVES IS TO GROW OPERATING CASH FLOWS, WHICH HAVE ACCELERATED SIGNIFICANTLY IN THE PAST YEAR," SAID MAUREEN B. BELLANTONI, INTEGRA'S EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER. "DURING THE PAST FIVE YEARS, WE HAVE GENERATED IN EXCESS OF 35% AVERAGE ANNUAL GROWTH IN OUR OPERATING CASH FLOWS. THIS HAS GREATLY IMPROVED OUR ACCESS TO DEBT CAPITAL, WHICH WE HAVE INCREASINGLY USED TO SUPPORT OUR GROWTH."

IN ADDITION TO GAAP RESULTS, INTEGRA REPORTS ADJUSTED NET INCOME AND ADJUSTED DILUTED EARNINGS PER SHARE. A FURTHER DISCUSSION OF THESE NON-GAAP FINANCIAL MEASURES CAN BE FOUND BELOW, AND

RECONCILIATIONS OF GAAP NET INCOME TO ADJUSTED NET INCOME AND GAAP DILUTED EARNINGS PER SHARE TO ADJUSTED DILUTED EARNINGS PER SHARE FOR THE QUARTERS AND YEARS ENDED DECEMBER 31, 2006 AND 2005 APPEAR IN THE FINANCIAL STATEMENTS ATTACHED TO THIS RELEASE.

ADJUSTED  NET  INCOME  FOR  THE  FOURTH  QUARTER  OF  2006,  COMPUTED  WITH  THE
ADJUSTMENTS TO GAAP REPORTING SET FORTH IN THE ATTACHED RECONCILIATION, WAS $15.0 MILLION, OR $0.50 PER DILUTED SHARE. IN THE FOURTH QUARTER OF 2005 ADJUSTED NET INCOME WAS $12.1 MILLION, OR $0.37 PER DILUTED SHARE. ADJUSTED NET INCOME WAS $52.5 MILLION, OR $1.67 PER DILUTED SHARE, FOR THE FULL YEAR 2006 AND $42.1 MILLION, OR $1.29 PER DILUTED SHARE, FOR THE FULL YEAR 2005.

"2006 WAS A YEAR OF SIGNIFICANT PROGRESS FOR INTEGRA," SAID MR. ESSIG. "IN ADDITION TO OUR FOURTH QUARTER ACCOMPLISHMENTS, WE ALSO INVESTED MORE THAN $220 MILLION TO ACQUIRE STRATEGIC PRODUCT LINES FOR EACH OF OUR THREE MAJOR SALES CHANNELS, REINVIGORATED SALES GROWTH OF EXISTING PRODUCTS AND LAID THE FOUNDATION FOR FURTHER GROWTH BY LAUNCHING MORE THAN 20 PRODUCTS, ADDING TO OUR RICH PRODUCT PIPELINE."

INTEGRA LIFESCIENCES PRESENTS ITS REVENUES IN TWO CATEGORIES: A) NEUROSURGICAL AND ORTHOPEDIC IMPLANTS AND B) MEDICAL SURGICAL EQUIPMENT.

THE COMPANY'S REVENUES FOR THE PERIODS WERE AS FOLLOWS:

                                                    Three Months                         Year
                                                 Ended December 31,               Ended December 31,
                                               2006           2005               2006           2005
                                               ----           ----               ----           ----
Revenue:                                                          ($ in thousands)
Neurosurgical and Orthopedic Implants         $47,250         $35,365          $166,028        $134,583
Medical Surgical Equipment and other           78,144          37,620           253,269         143,352
                                             --------         -------        ----------    --  -------
    Total Revenue                            $125,394         $72,985          $419,297        $277,935

SALES OF OUR EXTREMITY RECONSTRUCTION IMPLANTS AND BONE GROWTH PRODUCTS LED REVENUE GROWTH IN THE NEUROSURGICAL AND ORTHOPEDIC IMPLANTS CATEGORY. HIGHLIGHTS IN THIS CATEGORY INCLUDED THE FOLLOWING: INTEGRA(TM) DERMAL REPAIR PRODUCT REVENUES INCREASED 28% OVER THE FOURTH QUARTER OF 2005, NERVE REPAIR PRODUCT REVENUES INCREASED BY 43% AND BONE GROWTH PRODUCTS INCREASED BY 39% OVER THE FOURTH QUARTER OF 2005. SALES OF RECENTLY ACQUIRED ORTHOPEDIC IMPLANT PRODUCTS CONTRIBUTED $2.4 MILLION TO THE INCREASE IN NEUROSURGICAL AND ORTHOPEDIC IMPLANT SALES.

IN THE MEDICAL SURGICAL EQUIPMENT CATEGORY, ACQUIRED PRODUCTS, SURGICAL INSTRUMENTS AND ULTRASONIC SURGICAL SYSTEMS PROVIDED MOST OF THE YEAR-OVER-YEAR GROWTH IN PRODUCT REVENUES FOR THE FOURTH QUARTER. RADIONICS PRODUCTS, MILTEX PRODUCTS AND PRODUCTS OF OTHER COMPANIES SOLD THROUGH OUR FORMER CANADIAN DISTRIBUTOR (ALL ACQUIRED IN 2006) CONTRIBUTED $33.2 MILLION OF REVENUES DURING THE QUARTER.

GROSS MARGIN ON TOTAL REVENUES IN THE FOURTH QUARTER OF 2006 WAS 59%. THE COMPANY'S COST OF PRODUCT REVENUES INCLUDED $0.6 MILLION IN INVENTORY FAIR VALUE PURCHASE ACCOUNTING ADJUSTMENTS FROM RECENT ACQUISITIONS. THESE CHARGES REDUCED OUR GROSS MARGIN BY ONE HALF OF A PERCENTAGE POINT.

RESEARCH AND DEVELOPMENT EXPENSE INCREASED $2.5 MILLION IN THE FOURTH QUARTER OF 2006 TO $5.2 MILLION. THE QUARTER'S EXPENSE INCLUDED $1.0 MILLION ASSOCIATED WITH THE RECENTLY ACQUIRED RADIONICS AND KMI PRODUCT LINES AND AN ADDITIONAL $0.3 MILLION IN-PROCESS RESEARCH AND DEVELOPMENT CHARGE IN CONNECTION WITH THE KMI ACQUISITION. IN THE FOURTH QUARTER OF 2006, WE INITIATED THE PIVOTAL UNITED STATES CLINICAL TRIAL FOR OUR DURAGEN PLUS(R) ADHESION BARRIER MATRIX PRODUCT. IN 2006, WE INCREASED RESEARCH AND DEVELOPMENT EXPENSES BY $13.8 MILLION, OR 115%, OVER THE PRIOR YEAR. THE 2006 AMOUNT INCLUDES A $5.9 MILLION OF IN-PROCESS RESEARCH AND DEVELOPMENT CHARGES INCURRED IN THE THIRD AND FOURTH QUARTERS IN CONNECTION WITH THE KMI ACQUISITION.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSE INCREASED BY $20.3 MILLION TO $45.9 MILLION IN THE FOURTH QUARTER OF 2006, OR 37% OF REVENUE, AS COMPARED TO 35% IN THE FOURTH QUARTER OF 2005. INCLUDED IN THIS INCREASE WAS SHARE-BASED COMPENSATION EXPENSE OF $3.5 MILLION, OR 3% OF REVENUE, ATTRIBUTABLE TO THE IMPACT OF ADOPTING FAS 123R.

OPERATING INCOME FOR THE FOURTH QUARTER OF 2006 WAS $20.1 MILLION, A 35% INCREASE OVER THE PRIOR YEAR PERIOD.

WE REPORTED NET INTEREST EXPENSE OF $2.3 MILLION IN THE FOURTH QUARTER OF 2006.

OUR EFFECTIVE INCOME TAX RATE WAS 39.1% FOR 2006 AND 32.5% IN 2005. THE INCREASE IN THE EFFECTIVE INCOME TAX RATE FOR 2006 WAS DRIVEN BY THE NONDEDUCTIBLE NATURE OF THE $5.9 MILLION IN-PROCESS RESEARCH AND DEVELOPMENT CHARGE AND THE CHANGES IN THE GEOGRAPHIC MIX OF TAXABLE INCOME ATTRIBUTABLE TO RECENTLY ACQUIRED BUSINESSES. THE $5.9 MILLION IN-PROCESS RESEARCH AND DEVELOPMENT CHARGE INCREASED OUR EFFECTIVE INCOME TAX RATE FOR 2006 BY 4.2 PERCENTAGE POINTS. WE EXPECT AN EFFECTIVE INCOME TAX RATE OF APPROXIMATELY 34% FOR 2007.

DURING THE FOURTH QUARTER OF 2006, WE REPURCHASED 920,605 SHARES OF OUR COMMON STOCK FOR AN AGGREGATE PURCHASE PRICE OF $38.2 MILLION. DURING 2006, WE REPURCHASED A TOTAL OF 1.8 MILLION SHARES OF OUR COMMON STOCK FOR $70.0 MILLION. AS OF DECEMBER 31, 2006, THERE WAS $36.8 MILLION AVAILABLE FOR REPURCHASES UNDER OUR EXISTING SHARE REPURCHASE AUTHORIZATION, WHICH WILL EXPIRE ON DECEMBER 31, 2007.

AT DECEMBER 31, 2006, OUR CASH TOTALED $22.7 MILLION AND WE HAD OUTSTANDING BORROWINGS OF $100.0 MILLION UNDER OUR CREDIT FACILITY. IN FEBRUARY 2007, WE INCREASED THE BORROWING CAPACITY UNDER OUR CREDIT FACILITY TO $300 MILLION.

WE ARE UPDATING OUR GUIDANCE FOR THE FULL YEAR 2007 AND PROVIDING OUR INITIAL GUIDANCE FOR 2008. WE ARE ALSO PROVIDING GUIDANCE FOR EACH QUARTERLY PERIOD OF 2007. OUR ESTIMATES ASSUME FOREIGN CURRENCY EXCHANGE RATES REMAIN UNCHANGED THROUGHOUT 2007 AND 2008. IN ACCORDANCE WITH OUR USUAL PRACTICE, OUR EXPECTATIONS FOR 2007 AND 2008 FINANCIAL PERFORMANCE DO NOT INCLUDE THE IMPACT OF ACQUISITIONS OR OTHER STRATEGIC CORPORATE TRANSACTIONS THAT HAVE NOT YET CLOSED.

OUR QUARTERLY AND FULL-YEAR REVENUE AND GAAP EARNINGS PER SHARE EXPECTATIONS ARE AS FOLLOWS:

                                       Revenue             Earnings
                                      Guidance             Per Share
           Period                   (in millions)          Guidance
------------------------------     ----------------    ------------------
First Quarter 2007                   $117 - $120         $0.32 - $0.34
Second Quarter 2007                  $120 - $123         $0.34 - $0.36
Third Quarter 2007                   $129 - $132         $0.46 - $0.49
Fourth Quarter 2007                  $142 - $145         $0.58 - $0.61

2007                                 $508 - $520         $1.70 - $1.80

2008                                 $570 - $590         $2.05 - $2.25


ON A QUARTERLY BASIS, WE EXPECT TO INCUR APPROXIMATELY $3.7 MILLION, OR $0.08 PER SHARE, OF COMPENSATION EXPENSE ASSOCIATED WITH FAS 123R IN 2007 AND 2008. THIS NON-CASH COMPENSATION EXPENSE IS INCLUDED IN THE GAAP EARNINGS PER SHARE GUIDANCE FOR 2007 AND 2008 PROVIDED ABOVE.

ALTHOUGH WE ARE NOT PROVIDING ADJUSTED EARNINGS PER SHARE GUIDANCE FOR 2007 AND 2008, IN THE FUTURE WE MAY RECORD, OR EXPECT TO RECORD, CERTAIN REVENUES, GAINS, EXPENSES OR CHARGES (SUCH AS ACQUISITION-RELATED CHARGES, FACILITY CONSOLIDATION, MANUFACTURING TRANSFER AND SYSTEM INTEGRATION CHARGES, AND CERTAIN EMPLOYEE TERMINATION AND RELATED COSTS) THAT WE WILL EXCLUDE IN THE CALCULATION OF ADJUSTED EARNINGS PER SHARE FOR HISTORICAL PERIODS OR FOR PROVIDING ADJUSTED EARNINGS PER SHARE GUIDANCE.

WE HAVE SCHEDULED A CONFERENCE CALL FOR 9:00 AM EST TODAY, FEBRUARY 28, 2007, TO DISCUSS THE FINANCIAL RESULTS FOR THE FOURTH QUARTER OF 2006 AND FORWARD-LOOKING FINANCIAL GUIDANCE. THE CALL IS OPEN TO ALL LISTENERS AND WILL BE FOLLOWED BY A QUESTION AND ANSWER SESSION. ACCESS TO THE LIVE CALL IS AVAILABLE BY DIALING
(913) 312-1235 OR THROUGH A LISTEN-ONLY WEBCAST VIA A LINK PROVIDED ON THE INVESTOR RELATIONS HOMEPAGE OF INTEGRA'S WEBSITE AT www.integra-ls.com. A REPLAY OF THE CONFERENCE CALL WILL BE ACCESSIBLE STARTING ONE HOUR FOLLOWING THE LIVE EVENT. ACCESS TO THE REPLAY IS AVAILABLE THROUGH MARCH 14, 2007 BY DIALING (719) 457-0820 (ACCESS CODE 4583668) OR THROUGH THE WEBCAST ACCESSIBLE ON OUR HOME PAGE.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, A WORLD LEADER IN REGENERATIVE MEDICINE, IS DEDICATED TO IMPROVING THE QUALITY OF LIFE FOR PATIENTS THROUGH THE DEVELOPMENT, MANUFACTURING, AND MARKETING OF COST-EFFECTIVE SURGICAL IMPLANTS AND MEDICAL INSTRUMENTS. OUR PRODUCTS, USED PRIMARILY IN NEUROSURGERY, EXTREMITY RECONSTRUCTION, ORTHOPEDICS AND GENERAL SURGERY, ARE USED TO TREAT MILLIONS OF PATIENTS EVERY YEAR. INTEGRA'S HEADQUARTERS ARE IN PLAINSBORO, NEW JERSEY, AND WE HAVE RESEARCH AND MANUFACTURING FACILITIES THROUGHOUT THE WORLD. PLEASE VISIT OUR WEBSITE AT (http://www.integra-ls.com).

THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS CONCERNING FUTURE FINANCIAL PERFORMANCE, INCLUDING PROJECTIONS FOR REVENUES, EFFECTIVE INCOME TAX RATE, AND GAAP EARNINGS PER DILUTED SHARE, AND THE NUMBER OF NEW PRODUCTS EXPECTED TO BE LAUNCHED IN 2007. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM
PREDICTED OR EXPECTED RESULTS. AMONG OTHER THINGS, OUR ABILITY TO MAINTAIN RELATIONSHIPS WITH CUSTOMERS OF ACQUIRED ENTITIES, PHYSICIANS' WILLINGNESS TO ADOPT OUR RECENTLY LAUNCHED AND PLANNED PRODUCTS, THIRD-PARTY PAYORS' WILLINGNESS TO PROVIDE REIMBURSEMENT FOR THESE PRODUCTS, INITIATIVES LAUNCHED BY OUR COMPETITORS, OUR ABILITY TO SECURE REGULATORY APPROVAL FOR PRODUCTS IN DEVELOPMENT AND OUR ABILITY TO COMPLY WITH NEWLY-ENACTED REGULATIONS REGARDING PRODUCTS CONTAINING MATERIALS DERIVED FROM ANIMAL SOURCES MAY ADVERSELY AFFECT OUR FUTURE PRODUCT REVENUES; THE GEOGRAPHIC MIX OF TAXABLE INCOME MAY AFFECT OUR OVERALL EFFECTIVE INCOME TAX RATE; OUR ABILITY TO INTEGRATE ACQUIRED BUSINESSES, INCREASE PRODUCT SALES AND GROSS MARGINS, AND CONTROL NON-PRODUCT COSTS MAY AFFECT OUR EARNINGS, AND THE SUCCESS OF OUR PRODUCT DEVELOPMENT EFFORTS AND OUR ABILITY TO SECURE REGULATORY APPROVAL FOR PRODUCTS IN DEVELOPMENT MAY AFFECT THE NUMBER OF NEW PRODUCTS LAUNCHED IN 2007. IN ADDITION, THE ECONOMIC, COMPETITIVE, GOVERNMENTAL, TECHNOLOGICAL AND OTHER FACTORS IDENTIFIED UNDER THE HEADING "FACTORS THAT MAY AFFECT OUR FUTURE PERFORMANCE" INCLUDED IN THE BUSINESS SECTION OF INTEGRA'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005 AND INFORMATION CONTAINED IN SUBSEQUENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION COULD AFFECT ACTUAL RESULTS.

DISCUSSION OF ADJUSTED FINANCIAL MEASURES

ADJUSTED NET INCOME CONSISTS OF NET INCOME EXCLUDING EQUITY-BASED COMPENSATION CHARGES, ACQUISITION-RELATED CHARGES, CHARGES INCURRED IN CONNECTION WITH THE EXCHANGE OFFER OF CONVERTIBLE NOTES AND THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT, FACILITY CONSOLIDATION, MANUFACTURING TRANSFER AND SYSTEM INTEGRATION CHARGES, CERTAIN EMPLOYEE TERMINATION AND RELATED COSTS, CHARGES ASSOCIATED WITH DISCONTINUED PRODUCT LINES, AND, ON A QUARTERLY BASIS, INCOME TAX EXPENSE ADJUSTMENTS RELATED TO SIGNIFICANT CHANGES IN THE EFFECTIVE INCOME TAX RATE DURING THE YEAR. ADJUSTED EARNINGS PER DILUTED SHARE ARE CALCULATED BY DIVIDING ADJUSTED NET INCOME FOR DILUTED EARNINGS PER SHARE BY ADJUSTED DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING. BECAUSE ALL EQUITY-BASED COMPENSATION EXPENSE IS ADDED BACK IN THE CALCULATION OF ADJUSTED NET INCOME, THE CALCULATION OF DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING IS ADJUSTED TO EXCLUDE THE BENEFITS OF UNEARNED EQUITY-BASED COMPENSATION COSTS ATTRIBUTABLE TO FUTURE SERVICES AND NOT YET RECOGNIZED IN THE FINANCIAL STATEMENTS. THESE UNEARNED EQUITY-BASED COMPENSATION COSTS ARE TREATED AS PROCEEDS ASSUMED TO BE USED TO REPURCHASE SHARES, BASED ON THE AVERAGE TRADING PRICE OF INTEGRA COMMON STOCK DURING THE PERIOD REPORTED, IN THE CALCULATION OF GAAP DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING.

INTEGRA BELIEVES THAT THE PRESENTATION OF ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER DILUTED SHARE PROVIDES IMPORTANT SUPPLEMENTAL INFORMATION TO MANAGEMENT AND INVESTORS REGARDING NON-CASH EXPENSES AND FINANCIAL AND BUSINESS TRENDS RELATING TO THE COMPANY'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS. FOR FURTHER INFORMATION REGARDING WHY INTEGRA BELIEVES THAT THESE NON-GAAP FINANCIAL MEASURES PROVIDE USEFUL INFORMATION TO INVESTORS, THE SPECIFIC MANNER IN WHICH MANAGEMENT USES THESE MEASURES, AND SOME OF THE LIMITATIONS ASSOCIATED WITH THE USE OF THESE MEASURES, PLEASE REFER TO THE COMPANY'S CURRENT REPORT ON FORM 8-K REGARDING THIS EARNINGS PRESS RELEASE FILED TODAY WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS CURRENT REPORT ON FORM 8-K IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV OR ON OUR WEBSITE AT WWW.INTEGRA-LS.COM.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

(In thousands, except per share amounts)
                                                              Three Months Ended                       Year Ended
                                                                 December 31,                         December 31,
                                                            2006              2005              2006               2005
TOTAL REVENUE                                              $125,395            $72,985          $419,297          $277,935

COSTS AND EXPENSES
Cost of product revenues                                     51,446             28,644           168,314           107,052
Research and development                                      5,214              2,705            25,732            11,960
Selling, general and administrative                          45,936             25,663           157,706            98,273
Intangible asset amortization                                 2,651              1,059             8,801             4,545
                                                       ---------------    --------------    --------------    ---------------

     Total costs and expenses                               105,247             58,071           360,553           221,830
                                                       ---------------    --------------    --------------    ---------------

Operating income                                             20,148             14,914            58,744            56,105

Interest income                                                 201              1,087             2,194             3,900
Interest expense                                             (2,503)            (1,071)          (10,620)           (4,165)
Other income (expense), net                                    (178)              (101)           (2,010)             (739)
                                                       ---------------    --------------    --------------    ---------------

Income before income taxes                                   17,668             14,829            48,308            55,101

Income tax expense                                            7,537              4,214            18,901            17,907
                                                       ---------------    --------------    --------------    ---------------

Net income                                                   10,131             10,615            29,407            37,194

Add back of after tax interest expense                            2                608             2,254             2,440
                                                       ---------------    --------------    --------------    ---------------

Net income for diluted earnings per share                  $ 10,133            $11,223          $ 31,661          $ 39,634

Diluted net income per share                               $   0.34            $  0.33          $   0.97          $   1.15

Weighted average common shares outstanding for
     diluted net income per share                            30,084             34,081            32,747            34,565
-----------------------------------------------------------------------------------------------------------------------------

Listed below are the items included in net income that management excludes in computing the adjusted financial measures referred to in the text of this press release and further described under Discussion of Adjusted Financial Measures.

(In thousands)
                                                              Three Months Ended                       Year Ended
                                                                 December 31,                         December 31,
                                                       ---------------------------------    ---------------------------------
                                                            2006              2005              2006               2005
                                                       ---------------    --------------    --------------    ---------------
Equity-based compensation                                   $ 3,834                 --            14,116                --

Acquisition-related charges                                     903                 --            12,093               966

Facility consolidation, manufacturing transfer
     and system integration charges                              --              1,027               717             2,214

Employee termination and related costs                          693              1,120             1,114             3,988

Charges associated with convertible
     debt exchange offer                                         --                 --             1,879                --

Charges associated with termination of
     interest rate swap                                          --                 --             1,425                --

Charges associated with discontinued product lines               --                 --                --               478

Income tax expense (benefit) related to
     above adjustments                                       (1,767)              (710)           (8,256)           (2,714)

Quarterly adjustment to income tax expense
     related to significant changes in the
     year-to-date expected effective income
     tax rate (1)                                             1,246                 --                --                --


(1) The above $1,246 reduction to income tax expense during the fourth quarter of 2006 was made to reflect what the income tax expense would have been ($8,057) based upon a 34.9% effective income tax rate. The 34.9% effective income tax rate for the fourth quarter of 2006 approximates the year-to-date (full year) effective income tax rate that would have been reported after excluding the 4.2 percentage point impact of the $5.9 million in-process research and development expense recorded in 2006.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
               RECONCILIATION OF NON-GAAP ADJUSTMENTS - HISTORICAL
                                   (UNAUDITED)

(In thousands, except per share amounts)
                                                              Three Months Ended                       Year Ended
                                                                 December 31,                         December 31,
                                                            2006              2005               2006              2005
                                                       ---------------    --------------     -------------     --------------
GAAP net income                                          $   10,131          $  10,615          $  29,407         $  37,194

Non-GAAP adjustments:
     Equity-based compensation                                3,834                 --             14,116                --

     Acquisition-related charges                                903                                12,093               966

     Facility consolidation, manufacturing transfer
          and system integration charges                         --              1,027                717             2,214

     Employee termination and related costs                     693              1,120              1,114             3,988

     Charges associated with convertible debt
          exchange offer                                         --                 --              1,879                --

     Charges associated with termination of interest
          rate swap                                              --                 --              1,425                --

     Charges associated with discontinued product
          lines                                                  --                 --                 --               478

     Income tax expense (benefit) related to above
          adjustments                                        (1,767)              (710)            (8,256)           (2,714)

       Quarterly adjustment to income tax expense
            related to significant changes in the
            year-to-date expected effective income
          tax rate (1)                                        1,246                 --                 --                --
                                                       ---------------    --------------     -------------     --------------

     Total of non-GAAP adjustments                            4,909              1,437             23,088             4,932
                                                       ---------------    --------------     -------------     --------------

Adjusted net income                                       $  15,040          $  12,052             52,495            42,126
Add back of after tax interest expense                            2                608              2,254             2,440
                                                       ---------------    --------------     -------------     --------------

Adjusted net income for diluted earnings per share        $  15,042          $  12,660             54,749            44,566
                                                       ===============    ==============     =============     ==============

Weighted average common shares
     outstanding for diluted net income per share            30,084             34,081             32,747            34,565
     Non-GAAP adjustment                                         86                 --                121                --
                                                       ---------------    --------------     -------------     --------------
Adjusted weighted average common shares
     outstanding for adjusted diluted net income
     per share                                               30,170             34,081             32,868            34,565
                                                       ===============    ==============     =============     ==============

GAAP diluted net income per share                           $  0.34            $  0.33            $  0.97           $  1.15
     Non-GAAP adjustments detailed
        above (per share)                                   $  0.16            $  0.04            $  0.70           $  0.14
                                                       ---------------    --------------     -------------     --------------
Adjusted diluted net income per share                       $  0.50            $  0.37            $  1.67           $  1.29
                                                       ===============    ==============     =============     ==============

(1) The above $1,246 reduction to income tax expense during the fourth quarter of 2006 was made to reflect what the income tax expense would have been ($8,057) based upon a 34.9% effective income tax rate. The 34.9% effective income tax rate for the fourth quarter of 2006 approximates the year-to-date (full year) effective income tax rate that would have been reported after excluding the 4.2 percentage point impact of the $5.9 million in-process research and development expense recorded in 2006.


Condensed Balance Sheet Data (in thousands):

                                                December 31,        December 31,
                                                    2006                2005
                                                    -----               ----
 Cash and marketable securities,
    including non-current portion                  $ 22,697            $143,384
 Accounts receivable, net                            85,018              49,007
 Inventory, net                                      94,387              67,476


 Bank line of credit                                100,000                  --
 Demand notes (1)                                   119,542                  --

 Long term debt (1)                                     508             118,378

 Stockholders' equity                               293,124             289,818


(1) The closing price of Integra's common stock on the issuance date of the new convertible notes, which would be settled on a net share settlement basis upon conversion, was higher than the market price trigger of the new notes. Therefore, the new notes are considered demand debt and are classified as current liabilities on the balance sheet because the holders have the option to convert the new notes at any time.



SOURCE: INTEGRA LIFESCIENCES HOLDINGS CORPORATION